UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 1, 2019

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in its Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

116 Inverness Drive East, Suite 400

Englewood, Colorado 80112

(Address of Principal Executive Offices) (Zip Code)

303-708-9740

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, in July 2018, Ultra Petroleum Corp. (the “Company”) adopted an annual incentive compensation plan (the “Annual Incentive Plan”), which provides for the payment of short-term, cash-based incentive compensation to certain employees, including the Company’s named executive officers. Pursuant to the Annual Incentive Plan, the Compensation Committee (the “Committee”) of the Company’s board of directors, in its sole discretion, will (i) establish written corporate performance goals (“Performance Goals”), which may be comprised of multiple elements of Company performance, called “key performance indicators”; (ii) establish target awards for each employee, the payment of which will be contingent on achievement of the Performance Goals for the applicable period; and (iii) prescribe a formula for determining the percentage of such target awards that may be payable based upon the level of attainment of the Performance Goals for the applicable period.

Also as previously disclosed, in July 2018, the Committee approved, pursuant to the Annual Incentive Plan, key performance indicators for fiscal 2018, as well as the Performance Goals applicable to, the relative weighting of, and the funding formula for each key performance indicator. The key performance indicators for fiscal 2018, each of which are weighted equally in the formula, were: (i) annual production, (ii) EBITDA, (iii) controllable cash costs (consisting of lease operating expenses plus cash general and administrative expenses), and (iv) well performance drill bit finding and development cost. The Committee also established target values under the Annual Incentive Plan for the Company’s executive officers, pursuant to which each such executive officer would be eligible to earn a bonus under the Annual Incentive Plan in respect of fiscal 2018 with a target amount equal to his or her annual base salary.

On March 1, 2019, the Committee approved, pursuant to the Annual Incentive Plan, the payment of cash-based incentive awards to the Company’s currently serving named executive officers as set forth below with respect to fiscal 2018:

Name	Position	Target AIP (% of Base Salary)	Actual 2018 AIP Earned
Brad Johnson	President and Chief Executive Officer	90%	$111,000
Jerald J. Stratton	Senior Vice President and Chief Operating Officer	90%	$262,000
David Honeyfield	Senior Vice President and Chief Financial Officer	90%	$65,400
Kent Rogers	Vice President, Drilling and Completions	75%	$189,000
Maree Delgado	Vice President and Chief Accounting Officer	75%	$160,000

The foregoing description of the Annual Incentive Plan is qualified in its entirety by reference to the full text of the Annual Incentive Plan, of which a copy was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 12, 2018, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2019

ULTRA PETROLEUM CORP.

By:	/s/ David W. Honeyfield
Name:	David W. Honeyfield
Title:	Senior Vice President and Chief Financial Officer